                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of report:  August 16, 1999
                       (Date of earliest event reported)



                          Sizzler International, Inc.
                          ---------------------------
            (Exact name of Registrant as specified in its charter)




        Delaware                    1-10711                    95-4307254
        --------                    -------                    ----------
(State of Incorporation)      (Commission File No.)          (IRS Employer
                                                         Identification Number)


         6101 West Centinela Avenue, Suite 200, Culver City, CA  90230
         -------------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (310) 568-0135
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

          On August 16, 1999 Sizzler International, Inc. (the "Registrant") issued a press release announcing the naming of a new Chairman of the Board of Directors, Vice President/Chief Financial Officer, Vice President/General Counsel / Secretary and Vice President - Acquisitions and Development, which press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

          On August 16, 1999 Sizzler International, Inc. (the "Registrant") issued a press release responding to a lawsuit filed by a former employee, which press release is filed herewith as Exhibit 99.2 and incorporated herein by this reference.

          On August 17, 1999 Sizzler International, Inc. (the "Registrant") issued a press release announcing an accelerated growth plan adopted by its new management team, which press release is filed herewith as Exhibit 99.3 and incorporated herein by this reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description
-----------      --------------
99.1             Press Release dated August 16, 1999.
99.2             Press Release dated August 16, 1999.
99.3             Press Release dated August 17, 1999.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                           Sizzler International, Inc.


                                           By:  /s/ Steven R. Selcer
                                           ---------------------------
                                            Name:  Steven R. Selcer
                                            Title: Vice President and
                                                   Chief Financial Officer

Dated:  August 18, 1999